CONFIDENTIAL
Exhibit 10.39.1
FIRST AMENDMENT TO THE MASTER DEVELOPMENT AND
TOLL MANUFACTURING AGREEMENT
BETWEEN ENDO PHARMACEUTICALS INC.
AND NOVARTIS CONSUMER HEALTH, INC.

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

CONFIDENTIAL
This First Amendment to the Master Development and Toll Manufacturing Agreement by and between Endo Pharmaceuticals Inc. (“Endo”) and Novartis Consumer Health, Inc. (“Novartis”) is effective as of February 1, 2003 (this “Amendment”).
WHEREAS, Endo and Novartis entered into an agreement dated May 3, 2001 (the “Agreement”), whereby Novartis agreed to perform certain Services on behalf of Endo as set forth therein; and
WHEREAS, Endo and Novartis desire to incorporate additional Products into such Agreement. Therefore, the Agreement shall be amended as set forth below.
NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.	Unless set forth herein, the capitalized terms contained in this Amendment shall have the meanings set forth in the Agreement.

2.	ANNEX A shall be amended and restated in its entirety with the Annex A attached hereto and made a part hereof in its entirety.

3.	ANNEX B shall be amended and restated in its entirety with the Annex B attached hereto and made a part hereof in its entirety.

4.	ANNEX C shall be amended and restated in its entirety with the Annex C attached hereto and made a part hereof in its entirety.

5.	Except as expressly provided herein, all other terms, provisions, conditions and covenants contained in the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, Endo and Novartis have executed this Amendment as of the day and year first written above.

ENDO PHARMACEUTICALS INC.	NOVARTIS CONSUMER HEALTH, INC.

By: /s/ Peter Lankau	By: /s/ John McKenna
Peter Lankau	Name: John McKenna
President & Chief Operating Officer	Title: CFO, Business Unit

2 of 8

CONFIDENTIAL
ANNEX A
TO
MASTER DEVELOPMENT AND TOLL MANUFACTURING
AGREEMENT
PRODUCTS

NDC	Product Description		Batch Size
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

3 of 8

CONFIDENTIAL

***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

4 of 8

CONFIDENTIAL
ANNEX B
MASTER DEVELOPMENT AND TOLL MANUFACTURING
AGREEMENT
PRICING FOR PRODUCTS

Price Per
NDC	Description		Bottle
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

5 of 8

CONFIDENTIAL

***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

6 of 8

CONFIDENTIAL

***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

7 of 8

CONFIDENTIAL
ANNEX C
TO
MASTER DEVELOPMENT AND TOLL MANUFACTURING
AGREEMENT
SPECIFICATIONS
***

8 of 8